RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2016
RELATED PARTY TRANSACTIONS [Text Block]
6.	RELATED PARTY TRANSACTIONS

As of December 31, 2016, an amount of $217,763 (December 31, 2015 - $44,615) was owed to Arnold Kondrat, a director, Chief Executive Officer and President of the Company, which includes both management fees in arrears and advances.

As of December 31, 2016, an amount of $10,485 (December 31, 2015 - nil) was owed to Delrand Resources Limited, a company with common directors, for the payment of general and administrative expenses by Delrand.

As of December 31, 2016, an amount of $41,734 (December 31, 2015 - $48,838) was owed from Loncor Resources Inc., a company with common directors, for the payment of general and administrative expenses by the Company.

All of the above related party transactions are in the normal course of operations and are unsecured, non-interest bearing, due on demand, and measured at the exchange amount as determined by management.